                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)     October 8, 1998

                      DIVERSIFIED CORPORATE RESOURCES, INC.
               (Exact name of registrant as specified in charter)

                                      Texas
                 (State or other jurisdiction of incorporation)

                                     0-13984
                            (Commission File Number)

                                   75-1565578
                        (IRS Employer Identification No.)

                     12801 N. Central Expressway, Suite 350
                                Dallas, TX 75243
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code: 972-458-8500

                                       N/A
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits
         (a)       Financial Statements of businesses acquired
                     Audited balance sheets
                              December 31, 1997
                     Audited statements of income
                              Year ended December 31, 1997
                     Audited statements of changes in stockholders equity
                              Year ended December 31, 1997
                     Audited statements of cash flows
                              Year ended December 31, 1997
                     Notes to financial statements
                              Year ended December 31, 1997
                     Unaudited balance sheets
                              September 30, 1998
                     Unaudited statements of income
                              Nine months ended September 30, 1998
                     Unaudited statements of changes in stockholders equity
                              Nine months ended September 30, 1998
                     Unaudited statements of cash flows
                              Nine months ended September 30, 1998
         (b)       Pro forma financial information
                     Unaudited pro forma combined balance sheet
                              September 30, 1998
                     Unaudited pro forma combined statements of income
                              Year ended December 31, 1997 Nine months ended September 30, 1998
         (c)       Exhibits

HISTORICAL FINANCIAL STATEMENTS:




TEXCEL, INC.

Plymouth Meeting, Pennsylvania

December 31, 1997



I N D E X



Page Number

1            Index

2            Independent Auditor's Report

3 - 4        Balance Sheet as of December 31, 1997

5            Income Statement for the Year Ended December 31, 1997

6            Statement of Retained Earnings for the Year Ended December 31, 1997

7            Statement of Cash Flows for the Year Ended December 31, 1997

8 - 12       Notes to Financial Statements








                    This is page 1 of a report of 12 pages

To the Shareholders
Texcel, Inc.
5170 Campus Drive
Plymouth Meeting, PA  19462


INDEPENDENT AUDITOR'S REPORT


We have audited the accompanying balance sheet of Texcel, Inc. (an "S" Corporation) as of December 31, 1997, and the related statements of income, retained earnings, and cash flows, for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Texcel, Inc. at December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Dreslin and Company, Inc.




December 4, 1998
East Norriton, PA





                    This is page 2 of a report of 12 pages

                                        TEXCEL, INC.
                                        Balance Sheet
                                      December 31, 1997

                  ASSETS
Current Assets:
  Cash and Cash Equivalents            $      73,909
  Accounts Receivable - Trade                849,788
  Accounts Receivable - Intercompany           1,859
  Prepaid Expenses                            27,924
                                      --------------

    Total Current Assets                                               953,480

Fixed Assets:
  Office Equipment and Furniture             428,594
  Leasehold Improvements                      20,229
                                      --------------
                                             448,823
  Less:  Accumulated Depreciation           (207,151)
                                      --------------

    Total Fixed Assets - Net                                           241,672

Other Assets:
  Security Deposits                                                      4,667
                                                                  ------------
    Total Assets                                                   $ 1,199,819
                                                                  ------------
                                                                  ------------



                                 (Continued)



                    This is page 3 of a report of 12 pages

                                        TEXCEL, INC.
                                  Balance Sheet (Continued)
                                      December 31, 1997


                  LIABILITIES AND STOCKHOLDERS' EQUITY

                  LIABILITIES
Current Liabilities:
         Current Portion of Loans Payable                       $      37,383
         Current Portion of Capital Lease Obligation                    1,360
         Accrued Commissions                                          360,661
         Accrued Expense                                               24,253
         Payroll Taxes Payable                                         17,283
         Sales Tax Payable                                             60,441
         Deferred Revenue                                              28,416
                                                                -------------
                  Total Current Liabilities                                                    529,797

Long-Term Liabilities:
         Loans Payable (Net of Current Portion)                        29,167
         Obligation Under Capital Lease (Net of Current Portion)        2,514
                                                                -------------

                  Total Long-Term Liabilities                                                   31,681
                                                                                           -----------
                  Total Liabilities                                                            561,478

                  STOCKHOLDERS' EQUITY

Capital Stock - Authorized 1,000 Shares, Issued and
    Outstanding 100 Shares @ $10 Par Value                              1,000
Additional Paid-In Capital                                             19,000
Retained Earnings                                                     618,341
                                                                -------------

                  Total Stockholders' Equity                                                   638,341
                                                                                           -----------
                  Total Liabilities and Stockholders' Equity                               $ 1,199,819
                                                                                           -----------
                                                                                           -----------



  The accompanying notes are an integral part of these financial statements.


                     This is page 4 of a report of 12 pages

                                  TEXCEL, INC.
                                Income Statement
                      For the Year Ended December 31, 1997


SALES (Net of Refunds of $131,395)                                 $  5,016,100

OPERATING EXPENSES:
         Advertising                                321,684
         Auto Expenses                                7,172
         Contributions                               10,510
         Depreciation                                59,905
         Insurance                                   86,226
         Interest                                     8,316
         Marketing                                   28,474
         Office                                      83,018
         Payroll Taxes                              156,465
         Professional Fees                           20,545
         Profit Sharing                             111,045
         Rent                                        78,604
         Referral Fees                                1,800
         Repairs and Maintenance                     12,821
         Salaries and Wages                       3,327,580
         Seminars and Training                        7,247
         Taxes - Other                               24,438
         Telephone                                   89,248
         Travel and Entertainment                    21,407
                                             --------------

                  Total Expenses                                      4,456,505
                                                                   ------------
                  Income from Operations                                559,595

OTHER INCOME                                                             16,973
                                                                   ------------
                  Net Income                                       $    576,568
                                                                   ------------
                                                                   ------------


   The accompanying notes are an integral part of these financial statements.


                     This is page 5 of a report of 12 pages

                                  TEXCEL, INC.
                         Statement of Retained Earnings
                      For the Year Ended December 31, 1997


Balance - January 1, 1997                             $    521,773

Net Income for the Year                                    576,568

Dividend Distributions for the Year                       (480,000)
                                                      ------------
                  Balance - December 31, 1997         $    618,341
                                                      ------------
                                                      ------------


   The accompanying notes are an integral part of these financial statements.


                     This is page 6 of a report of 12 pages

                                                   TEXCEL, INC.
                                              Statement of Cash Flows
                                       For the Year Ended December 31, 1997



CASH FLOWS FROM OPERATING ACTIVITIES:
         Net Income                                                                       $    576,568
         Adjustments to Reconcile Net Income to Net Cash
             Provided by OperatingActivities:
                  Depreciation                                                  59,905
                  (Increase) in Current Assets:
                      Accounts Receivable                                    (52,035)
                      Prepaid Expenses                                         (2,554)
                  Increase (Decrease) in Current Liabilities:
                      Accrued Commissions                                        9,701
                      Accrued Expenses                                         (6,553)
                      Payroll Taxes Payable                                      1,012
                      Sales Tax Payable                                         16,450
                      Deferred Revenue                                          28,416
                                                                             ---------
                                                                                                54,342
                                                                                          ------------
                           Net Cash Provided by Operating Activities                           630,910

CASH FLOWS (USED) BY INVESTING ACTIVITIES:
         Purchase of Fixed Assets                                                             (117,392)

CASH FLOWS (USED) BY FINANCING ACTIVITIES:
         Bank Loan                                                              27,000
         Bank Loan Principal Repayments                                        (38,042)
         Payment of Cash Dividends                                            (480,000)
         Principal Payments of Capital Lease Obligations                          (520)
                                                                             ----------

                           Net Cash (Used) by Financing Activities                           (491,562)
                                                                                          -----------

                           Net Increase in Cash                                                21,956

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                                                  51,953
                                                                                          -----------

CASH AND CASH EQUIVALENTS - END OF YEAR                                                   $    73,909
                                                                                          -----------
                                                                                          -----------

SUPPLEMENTAL DISCLOSURES:
         Cash Paid during the Year for:
                  Interest                                                               $       8,316
                  Income Taxes                                                                     -
         Non-Cash Investing and Financing Activities:
                  Capitalized Lease Obligation Incurred for Purchase of Fixed Assets             4,395



   The accompanying notes are an integral part of these financial statements.


                     This is page 7 of a report of 12 pages

                                                   TEXCEL, INC.
                                           Notes to Financial Statements


ORGANIZATION:

Texcel, Inc. was incorporated in Pennsylvania in 1985. It is engaged in the business of providing permanent placement services of executive and technical candidates to the engineering and management information science fields. Their market area is concentrated in Southeastern Pennsylvania, New Jersey and Delaware.


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Accounting:

The accompanying financial statements have been prepared utilizing the accrual basis of accounting in accordance with generally accepted accounting principles.


Cash and Cash Equivalents:

The Company considers all short-term investments with a maturity of three months or less from the original purchase date to be cash equivalents.


Accounts Receivable:

Amounts reflected as accounts receivable are deemed fully due and collectible at December 31, 1997.


Fixed Assets:

Property and equipment are stated at cost. Depreciation is provided on the straight-line method over the useful lives of the assets. Depreciation expense totaled $59,905 for 1997.


Use of Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of these financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.


Advertising:

The Company follows the policy of charging advertising costs to expense as incurred. Advertising costs incurred for year ended December 31, 1997 totaled $321,684.





                     This is page 8 of a report of 12 pages

                          FINANCIAL INSTRUMENTS:

Concentrations of Credit Risk:
Financial instruments that subject the Company to concentrations of credit risk consist principally of trade accounts receivable. The credit risk associated with trade receivables is limited due to the number of customers comprising the Company's client base and the fact that they perform ongoing credit evaluations.

The Company maintains all of its cash balances at one financial institution. Balances of up to $100,000 are insured by the Federal Deposit Insurance Corporation. Balances in excess of $100,000 are uninsured. At December 31, 1997, the Company had uninsured cash balances totaling $283,405.

INCOME TAXES:

The Company has elected to be treated as an "S" Corporation for federal and state tax purposes. As an "S" Corporation, any profits or losses are passed through to the shareholders of the Corporation and taxed on their individual return. Accordingly, no provision for federal or state income taxes is reflected on the accompanying financial statements.

FIXED ASSETS:

The major classification of fixed assets and their related accumulated depreciation are as follows:

                                                                      Accumulated
                                                       Cost           Depreciation
                                                       ----           ------------
Office Equipment                                     $302,034           $145,939
Furniture and Fixtures                                126,560             59,958
Leasehold Improvements                                 20,229              1,254
                                                     --------           --------
         Totals                                      $448,823           $207,151
                                                     --------           --------
                                                     --------           --------

LOANS PAYABLE:

Loans Payable consists of the following term loans payable to First Sterling
Bank:

                                                                        Long-
              Original       Interest         Due            Current     Term
               Amount          Rate           Date           Portion    Portion
              --------       --------         ----          --------    -------
      (1)    $ 35,000              9%        9/1/98         $ 12,383    $   --
      (2)    $ 75,000      Prime + 1%        3/1/00           25,000      29,167
                                                            --------    --------
                                                            $ 37,383     $ 29,167
                                                            --------    --------
                                                            --------    --------

(1) 24-Month loan dated August 28, 1996. Monthly payment of $1,601 includes interest.

(2) 36-Month loan dated March 6, 1997. Monthly payment of $2,083 plus interest. This loan was originally a demand loan that was converted to a term loan.


                     This is page 9 of a report of 12 pages

Both of the above loans are secured by all the assets of the company. In addition, the loan agreements provide for the right of offset against certain funds held by the lender. The loans also contain restrictive covenants pertaining to minimum equity, debt service requirements and debt/equity ratios.

Interest expense on the above notes totaled $8,054. Debt payments due in future years are as follows:

          1998 (Current)                        $37,383
          1999                                   25,000
          2000                                    4,167
                                                -------
                                                $66,550
                                                -------
                                                -------


OFFICE LEASE:

On May 1, 1996, the corporation entered into a leasing agreement with Upper Merion Investment Corporation d/b/a Campus Three for a 7,250 square foot office building in Whitemarsh Township, Pennsylvania. Beginning May 1, 1997, the corporation began leasing an additional 1200 square feet at the same location under this lease. The lease is for a term of five years and expires April 30, 2001.

Future minimum rents due under this lease are as follows:

                  1998                        $ 86,781
                  1999                          89,359
                  2000                          90,309
                  2001                          30,476

There are no provisions for extension under the current lease agreement; however, the company does have the right of first refusal on a purchase option during the term of the lease.

The company sublet a portion of the space to another organization during 1997. Net rent expense for the year ended December 31, 1997, totaled $78,604.


CAPITAL LEASE:

The corporation is leasing a Konica 1015 copier financed with GE Capital under a capital lease. The lease, dated July 2, 1997, in the original amount of $4,395, is for a period of 36 months. Monthly payments of $146 under this lease include interest at the rate of 12%.



                    This is page 10 of a report of 12 pages

Future minimum payments, excluding interest, are as follows:

                      1998 (Current)                   $1,360
                      1999                              1,532
                      2000                                982
                                                       ------
                                                       $3,874
                                                       ------
                                                       ------

Interest expense on the above lease totaled $262 for the current year.


RETIREMENT PLAN:

The Company maintains a defined contribution profit sharing plan for the benefit of its employees. To be eligible for participation in the plan, an employee must complete one year of service with the Company. Contributions to the Plan are at the discretion of the Company and are limited to 15% of eligible compensation. Contributions to the Plan for 1997 totaled $108,341. Contributions are vested on the following schedule:

                           Years of Service          Vested %
                           ----------------          --------
                           Less than 2 years             0%
                           2 years                      20%
                           3 years                      40%
                           4 years                      60%
                           5 years                      80%
                           6 or more years             100%

The Company has added a 401(k) provision to the Plan allowing employees to defer a percentage of their compensation. Employees may elect to defer up to 15% of their compensation subject to limitations imposed by the Internal Revenue Service. The Company does not match these contributions. Employee contributions to this Plan for 1997 totaled $118,521. These contributions are always fully vested.

RELATED PARTY TRANSACTIONS:

Effective April 1994, Texcel, Inc. sold its temporary division to a separate legal entity known as Texcel Technical Services, Inc. The shareholders of Texcel, Inc. are also shareholders of that company.

Texcel, Inc. bills Texcel Technical Services, Inc. monthly for administrative support services and other related business costs it provides. These costs include administrative salaries, insurance, and financial services.



                     This is page 11 of a report of 12 pages

The amount billed to Texcel Technical Services, Inc. during 1997 totaled $12,586. Texcel Technical Services, Inc. owed the company $1,859 at December 31, 1997.

SUBSEQUENT EVENT:

Effective October 7, 1998, the Company sold all of its assets, properties and business to DCRI Acquisition Corporation, a Texas Corporation. Subsequent to the sale, the Company entered into a plan of complete liquidation.



                     This is page 12 of a report of 12 pages

                         TEXCEL TECHNICAL SERVICES, INC.

                         Plymouth Meeting, Pennsylvania

                                December 31, 1997


 I N D E X


 Page Number


 1        Index

 2        Independent Auditor's Report

 3 - 4    Balance Sheet as of December 31, 1997

 5        Statement of Income and Retained Earnings for the Year
          Ended December 31, 1997

 6        Statement of Cash Flows for the Year Ended December 31, 1997

 7 - 10   Notes to Financial Statements

 11       Supplementary Information

 12       Schedule of Expenses for the Year Ended December 31, 1997





                     This is page 1 of a report of 12 pages

To the Shareholders
Texcel Technical Services, Inc.
5170 Campus Drive
Plymouth Meeting, PA  19462


INDEPENDENT AUDITOR'S REPORT

We have audited the accompanying balance sheet of Texcel Technical Services, Inc. (an "S" Corporation) as of December 31, 1997, and the related statements of income and retained earnings, and cash flows, for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Texcel Technical Services, Inc. at December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The Schedule of Expenses on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Dreslin and Company, Inc.





December 4, 1998
East Norriton, PA




                     This is page 2 of a report of 12 pages

                         TEXCEL TECHNICAL SERVICES, INC.
                                  Balance Sheet
                                December 31, 1997



                  ASSETS

Current Assets:
         Cash                                                  $       19,303
         Accounts Receivable                                          274,273
                                                               --------------

                  Total Current Assets                                                         293,576

Fixed Assets:
         Leasehold Improvements                                           910
         Furniture and Fixtures                                        13,349
         Office Equipment                                              38,145
                                                              ---------------
                                                                       52,404
         Less:  Accumulated Depreciation                              (30,928)
                                                              ---------------
                  Total Fixed Assets - Net                                                      21,476

Other Assets:
         Incorporation Costs                                            2,201
         Goodwill                                                       8,839
         Less:  Accumulated Amortization                               (3,857)
                                                              ----------------
                  Net Intangibles                                       7,183
         Security Deposit                                               1,650
                                                              ---------------
                  Total Other Assets                                                             8,833
                                                                                           -----------

                  Total Assets                                                             $   323,885
                                                                                           -----------
                                                                                           -----------


                                                    (Continued)




                     This is page 3 of a report of 12 pages

                         TEXCEL TECHNICAL SERVICES, INC.
                            Balance Sheet (Continued)
                                December 31, 1997



                  LIABILITIES AND STOCKHOLDERS' EQUITY

                  LIABILITIES
Current Liabilities:
         Accrued Expenses                                       $      24,733
         Accrued Interest                                               1,440
         Intercompany Payable                                           1,859
         Accrued and Withheld Payroll Taxes Payable                    16,960
         Accrued Payroll                                                8,326
                                                              ---------------

                  Total Current Liabilities                                              53,318

Long-Term Liabilities:
         Loans Payable - Officers                                      18,000
                                                              ---------------

                  Total Long-Term Liabilities                                            18,000
                                                                                   ------------
                  Total Liabilities                                                      71,318

                  STOCKHOLDERS' EQUITY

Common Stock (100 Shares Authorized, Issued and
    Outstanding - No Par Value)                                        20,000

Retained Earnings                                                     232,567
                                                              ---------------
                  Total Stockholders' Equity                                           252,567
                                                                                   -----------
                  Total Liabilities and Stockholders' Equity                       $   323,885
                                                                                   -----------
                                                                                   -----------



   The accompanying notes are an integral part of these financial statements.





                     This is page 4 of a report of 12 pages

                         TEXCEL TECHNICAL SERVICES, INC.
                    Statement of Income and Retained Earnings
                      For the Year Ended December 31, 1997

INCOME:
         Sales                                                        $2,055,839
         Commissions                                                     106,755
                                                                      ----------
                  Total Income                                         2,162,594
                                                                      ----------

COST OF SALES:
         Direct Labor                                                  1,456,771
         Payroll Taxes                                                   106,594
         Workman's Comp. Insurance                                         8,613
                                                                      ----------
                  Total Cost of Sales                                  1,571,978
                                                                      ----------
                  Gross Profit                                           590,616

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
   (including depreciation of $9,666, amortization of $1,029
     and interest of $7,550)                                             415,473
                                                                      ----------

                  Income from Operations                                 175,143

OTHER INCOME                                                                 251
                                                                      ----------
                  Net Income                                             175,394

RETAINED EARNINGS - BEGINNING OF YEAR                                     57,173
                                                                      ----------

                  RETAINED EARNINGS - END OF YEAR                     $  232,567
                                                                      ----------
                                                                      ----------



  The accompanying notes are an integral part of these financial statements.



                     This is page 5 of a report of 12 pages

                            TEXCEL TECHNICAL SERVICES, INC.
                                Statement of Cash Flows
                         For the Year Ended December 31, 1997

CASH FLOWS FROM OPERATING ACTIVITIES:
         Net Income                                                                           $ 175,394
                                                                                              ---------

         Adjustments to Reconcile Net Income to Net Cash Provided
             by Operating Activities:
                  Depreciation                                                   9,666
                  Amortization                                                   1,029
                  Decrease in Current Assets:
                      Accounts Receivable                                       36,523
                  Increase (Decrease) in Current Liabilities:
                      Accrued Expenses                                           2,623
                      Accrued Interest                                         (2,252)
                      Inter-company Payable                                       (269)
                      Accrued and Withheld Payroll Taxes Payable               (3,807)
                      Accrued Payroll                                            3,196
                                                                              --------
                                                                                                 46,709
                                                                                              ---------

                           Net Cash Provided by Operating Activities                            222,103

CASH FLOWS (USED) BY FINANCING ACTIVITIES:
         Net Repayments on Line of Credit                                                      (212,835)
                                                                                              ---------

                           Net Increase in Cash                                                   9,268

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                                                    10,035
                                                                                              ---------

CASH AND CASH EQUIVALENTS - END OF YEAR                                                       $  19,303
                                                                                              ---------
                                                                                              ---------



SUPPLEMENTAL DISCLOSURES:
         Cash Paid During the Year for:
                  Interest                                                               $      10,235
                  Taxes                                                                            --


  The accompanying notes are an integral part of these financial statements.


                    This is page 6 of a report of 12 pages

                         TEXCEL TECHNICAL SERVICES, INC.
                          Notes to Financial Statements


ORGANIZATION:

Texcel Technical Services, Inc. was incorporated in Pennsylvania in 1994. It is engaged in the business of placing technical personnel in the engineering and management information science fields. Their market area is concentrated in Southeastern Pennsylvania, New Jersey and Delaware.


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Accounting:

The accompanying financial statements have been prepared utilizing the accrual basis of accounting in accordance with generally accepted accounting principles.


Cash and Cash Equivalents:

The Company considers all short-term investments with a maturity of three months or less from the original purchase date to be cash equivalents.


Accounts Receivable:

Amounts reflected as accounts receivable are deemed fully due and collectible at December 31, 1997.


Fixed Assets:

Property and equipment are stated at cost. Depreciation is provided on the straight-line method over the useful lives of the assets. Depreciation expense totaled $9,666 for 1997.


Intangible Assets:

The Company incurred costs in connection with its incorporation. These costs total $2,201 and are being amortized on the straight-line method over a 5 year period.

Goodwill totaling $8,839, arising from the purchase of the business, is being amortized on the straight-line method, over a 15 year period.

Amortization of these intangible assets totaled $1,029 for 1997.


Use of Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and


This is page 7 of a report of 12 pages
liabilities and disclosure of contingent liabilities at the date of these financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.


Advertising:

The Company follows the policy of charging advertising costs to expense as incurred. Advertising costs incurred for year ended December 31, 1997 totaled $24,886.


FINANCIAL INSTRUMENTS:

Concentrations of Credit Risk:

Financial instruments that subject the Company to concentrations of credit risk consist principally of trade accounts receivable. The credit risk associated with trade receivables is limited due to the number of customers comprising the Company's client base and the fact that they perform ongoing credit evaluations.

The Company maintains all of its cash balances at one financial institution. The Federal Deposit Insurance Corporation insures balances of up to $100,000. Balances in excess of $100,000 are uninsured. At December 31, 1997, the Company had uninsured cash balances totaling $277,820.


INCOME TAXES:

The Company has elected to be treated as an "S" Corporation for federal and state tax purposes. As an "S" Corporation, any profits or losses are passed through to the shareholders of the Corporation and taxed on their individual return. Accordingly, no provision for federal or state income taxes is reflected on the accompanying financial statements.


FIXED ASSETS:

The major classifications of fixed assets and their related accumulated depreciation is as follows:

                                                                     Accumulated
                                                        Cost        Depreciation
                                                        ----        ------------
Leasehold Improvements                                 $   910           $   336
Furniture and Fixtures                                  13,349             5,243
Office Equipment                                        38,145            25,349
                                                       -------           -------

         Totals                                        $52,404           $30,928
                                                       -------           -------
                                                       -------           -------

                           This is page 8 of a report of 12 pages

LINE OF CREDIT:

The Company has a $250,000 line of credit with Prime Bank. There were no borrowings at December 31, 1997. The line of credit is collateralized by all of the corporate assets and the personal guarantee of the majority shareholder. Interest is charged at prime plus 1/2% and totaled $5,833.


LOAN PAYABLE - OFFICERS:

The officers of the Corporation loaned funds to the Company in June 1994. The loans are to be repaid in June 1999 and bear interest at 8%. At December 31, 1997, interest of $1,440 is payable to the officers.


OFFICE LEASE:

Effective March 1, 1995, the Company entered into a lease for office space in Lafayette Hill, Pennsylvania, with 600 West Partnership. The initial term of the lease was for 31 months and called for monthly rentals of $1,640 plus a share of operating expenses over a base amount. Effective October 1, 1997, the base rent was adjusted to $1,700 plus a share of operating expenses. The lease now continues year to year unless terminated by either party.

The Company sublets a portion of the space to another organization for $330 per month. Net rent expense for the year ended December 31, 1997 totaled $17,623.


RETIREMENT PLAN:

The Company maintains a defined contribution profit sharing plan for the benefit of its employees. To be eligible for participation in the plan, an employee must complete one year of service with the Company. Contributions to the Plan are at the discretion of the Company and are limited to 15% of eligible compensation. Contributions to the Plan for 1997 totaled $15,256. Contributions are vested on the following schedule:

                           Years of Service                   Vested %
                           ----------------                   --------
                           Less than 2 years                      0%
                           2 years                               20%
                           3 years                               40%
                           4 years                               60%
                           5 years                               80%
                           6 or more years                      100%

The Company has added a 401(k) provision to the Plan allowing employees to defer a percentage of their compensation. Employees may elect to defer up to 15% of their compensation subject to limitations imposed by the Internal Revenue Service. The Company does not match these contributions. Employee contributions to this Plan for 1997 totaled $23,087. These contributions are always fully vested.


                     This is page 9 of a report of 12 pages

RELATED PARTY TRANSACTIONS:

Texcel Technical Services, Inc. purchases administrative support services from Texcel, Inc. The shareholders of Texcel, Inc. are also shareholders in this Corporation. These services include administrative salaries, insurance and financial services. The total amount billed for these services in 1997 was $12,586. Of this amount, $1,859 remained payable to Texcel, Inc. at December 31, 1997.

SUBSEQUENT EVENT:

Effective October 7, 1998, the Company sold all of its assets, properties and business to DCRI Acquisition Corporation, a Texas Corporation. Subsequent to the sale, the Company entered into a plan of complete liquidation.




This is page 10 of a report of 12 pages



                            SUPPLEMENTARY INFORMATION



                     This is page 11 of a report of 12 pages

                         TEXCEL TECHNICAL SERVICES, INC.
                              Schedule of Expenses
                      For the Year Ended December 31, 1997



SELLING EXPENSES:
         Advertising                                                    $ 24,886
         Marketing                                                         2,855
         Salaries                                                        111,674
         Telephone                                                         8,473
                                                                        --------

                  Total Selling Expenses                                 147,888
                                                                        --------

GENERAL AND ADMINISTRATIVE:

         Amortization                                                      1,029
         Contributions                                                       400
         Depreciation                                                      9,666
         Dues and Subscriptions                                            2,507
         Insurance                                                        14,687
         Interest                                                          7,550
         Miscellaneous                                                       734
         Office Supplies                                                   4,494
         Payroll Taxes                                                    18,336
         Postage                                                           1,162
         Printing and Stationery                                           2,441
         Professional Fees                                                22,180
         Profit Sharing                                                   15,256
         Referrals                                                           800
         Rent                                                             18,017
         Repairs and Maintenance                                           3,910
         Salaries                                                        131,651
         Seminars and Training                                             3,408
         Taxes - Other                                                     3,890
         Travel and Entertainment                                          5,467
                                                                        --------

                  Total General and Administrative Expenses              267,585
                                                                        --------
                  Total Expenses                                        $415,473
                                                                        --------
                                                                        --------





                    This is page 12 of a report of 12 pages

                                   Texcel, Inc
                                  Balance Sheet
                               September 30, 1998


Assets
     Current Assets
         Cash and Cash Equivalents                                      $   393,411
         Accounts Receivable - Trade                                        967,769
         Accounts Receivable - Inter-Company                                  1,859
         Prepaid Expense                                                     13,884
                                                                       -------------
                  Total Current Assets                                                    1,376,923
     Fixed Assets
         Office Equipment & Furniture                                       479,034
         Leasehold Improvements                                              62,294
                                                                       ------------
                                                                            541,328
         Less: Accumulated Depreciation                                     290,389
                                                                       ------------
                  Total Fixed Assets - Net                                                  250,939
         Other Assets
         Security Deposits                                                                   15,906
                                                                                         ----------
                  Total Assets                                                           $1,643,768
                                                                                         ----------
                                                                                         ----------

Liabilities & Stockholders Equity

Liabilities
     Current Liabilities
         Current Portion of Loans Payable                               $    43,000
         Current Portion of Capital Lease Obligation                          1,487
         Accrued Commissions                                                466,125
         Accrued Expense                                                     76,843
         Payroll Taxes Payable                                                9,891
         Sales Tax Payable                                                   64,904
                                                                       ------------
                  Total Current Liabilities                                                 662,250

     Long-Term Liabilities
         Loans Payable (Net of Current Portion)                              42,602
         Obligation Under Capital Lease (Net of Current Portion)              1,383
                                                                       ------------
                  Total Long-Term Liabilities                                                43,985
                                                                                         ----------

                  Total Liabilities                                                         706,235
                                                                                         ----------

Stockholder Equity
         Common Stock, Authorized 1,000 Shares, Issued
              and outstanding 100 shares @ no par value                      20,000
         Retained Earnings                                                  917,533
                                                                        -----------
                  Total Stockholders' Equity                                                937,533
                                                                                         ----------

                  Total Liabilities & Stockholders' Equity                               $1,643,768
                                                                                         ----------
                                                                                         ----------

                                   Texcel, Inc
                                Income Statement
                  For the Nine Months Ended September 30, 1998


Sales (Net of Refunds of 146,034 )                                                $ 4,459,998

Operating Expenses

Advertising                                                              326,563
Auto Expenses                                                              6,100
Contributions                                                                200
Depreciation                                                             128,298
Insurance                                                                 91,595
Interest                                                                   7,081
Marketing                                                                 12,744
Office                                                                    67,248
Payroll Taxes                                                            146,803
Professional Fees                                                         21,965
Profit Sharing                                                            60,000
Rent                                                                      71,070
Referral Fees                                                              2,750
Repairs & Maintenance                                                      6,338
Salaries & Wages                                                       2,907,312
Seminars & Training                                                        5,868
Taxes - Other                                                             19,129
Telephone                                                                 75,906
Travel & Entertainment                                                    18,017
                                                                       ---------
    Total Expense                                                                  3,974,987
                                                                                  ----------
              Income from Operations                                                 485,011

Other Income                                                                          14,991
                                                                                  ----------

                  Total                                                           $  500,002
                                                                                  ----------
                                                                                  ----------

                                   Texcel, Inc
                         Statement of Retained Earnings
                  For the Nine Months Ended September 30, 1998



Balance - January 1, 1998                                      $ 618,341

Basis Adjustment - Asset Disposal                                   (810)

Net Income for the Year                                          500,002

Dividend Distributions for the Year                             (200,000)
                                                               ---------

Balance - September 30, 1998                                   $ 917,533
                                                               ---------
                                                               ---------



                                                    Texcel, Inc
                                              Statement of Cash Flows
                                   For the Nine Months Ended September 30, 1998


Cash Flows from Operating Activities
     Net Income                                                 $ 500,002
     Adjustments to Reconcile Net Income to Net Cash
         Provided by Operating Activities:
              Depreciation                                        128,298
     (Increase) Decrease in Current Assets:
         Accounts Receivable                                     (117,981)
         Prepaid Expenses                                          14,040
     Increase (Decrease) in Current Liabilities:
         Accrued Commissions                                      105,464
         Accrued Expenses                                          41,351
         Payroll Taxes Payable                                     (7,392)
         Sales Tax Payable                                          4,463
         Deferred Revenue                                         (28,416)
                                                                ----------

              Net Cash Provided by Operating Activities                                    639,829

Cash Flows (Used) by Investing Activities:
     Purchase of Fixed Assets                                                             (138,375)

Cash Flows (Used) by Financing Activities:
     Bank Loan                                                     60,000
     Bank Loan Principal Payments                                 (40,948)
     Payment of Cash Dividends                                   (200,000)
     Principal Payments of Capital Lease Obligations               (1,004)
                                                                ----------
              Net Cash (Used) by Financing Activities                                     (181,952)
                                                                                         ---------

                  Net Increase in Cash                                                     319,502

Cash and Cash Equivalents - Beginning of Year                                                73,909
                                                                                        -----------

       Cash and Cash Equivalents - End of Period                                          $ 393,411
                                                                                        -----------
                                                                                        -----------



                                          Texcel Technical Services, Inc.
                                                   Balance Sheet
                                                September 30, 1998


Assets
     Current Assets
         Cash                                                  $   52,205
         Accounts Receivable                                      239,301
         Prepaid Taxes                                              1,120
                                                              ------------
                  Total Current Assets                                             292,626
     Property & Equipment
         Leasehold Improvements                                       910
         Furniture & Fixtures                                      13,870
         Office Equipment                                          44,497
                                                              -----------
              Subtotal                                             59,277
         Less: Accumulated Depreciation                            39,075
                                                              -----------
                  Property & Equipment - Net                                        20,202
     Other Assets
         Incorporation Costs                                         2,201
         Goodwill                                                    8,839
                                                              ------------
              Subtotal                                              11,040
         Less:  Accumulated Amortization -Net                       (4,629)
                                                              ------------
              Intangibles - Net                                      6,411
         Security Deposit - Lease                                    1,650
                                                              ------------
              Total Other Assets                                                     8,061
                                                                                 ---------
                  Total Assets                                                    $320,889
                                                                                 ---------
                                                                                 ---------


Liabilities & Stockholders Equity
     Current Liabilities
         Accounts Payable & Accrued Expenses                    $    25,378
         Accrued Interest                                             1,080
         Inter-Company Payable                                        1,859
         Accrued and Withheld Payroll Taxes Payable                  25,237
         Payroll Taxes Payable                                        9,576
                                                                -----------
                  Total Current Liabilities                                          63,130
     Other Liabilities
         Loans - Shareholders                                                        18,000
                                                                                  ---------
              Total Liabilities                                                      81,130
                                                                                  ---------
     Stockholders' Equity
         Common Stock, Authorized, Issued and
              Outstanding 100 shares, no par value                  20,000
         Retained Earnings                                         219,759
                                                                ----------
                  Total Stockholders' Equity                                        239,759
                                                                                  ---------
                  Total Liabilities & Stockholders' Equity                        $ 320,889
                                                                                  ---------
                                                                                  ---------

                         Texcel Technical Services, Inc.
                    Statement of Income and Retained Earnings
                  For the Nine Months Ended September 30, 1998


Income
         Sales                                                $ 1,290,272
         Commissions                                               89,292
                                                              -----------
                  Total Income                                                  1,379,564

Cost of Sales
         Direct Labor                                             900,000
         Payroll Taxes                                            102,695
         Workman's Comp. Insurance                                 19,688
                                                              -----------
                  Total Expenses                                                1,022,383
                                                                               ----------
Gross Profit                                                                       357,181

Selling, General and Administrative Expenses
      (Including Depreciation of 8,147, Amortization
      of 772 and Interest of 1080)                                                 341,185
                                                                                ----------

                  Income from Operations                                            15,996

Other Income                                                                         1,196
                                                                                ----------

                  Net Income                                                        17,192

Retained Earnings - Beginning of Year                                              232,567

Distributions                                                                      (30,000)
                                                                                ----------
Retained Earnings - End of Period                                               $  219,759
                                                                                ----------
                                                                                ----------



                                          Texcel Technical Services, Inc.
                                              Statement of Cash Flows
                                   For the Nine Months Ended September 30, 1998


Cash Flows from Operating Activities
     Net Income                                                        $ 17,192
     Adjustments to Reconcile Net Income to Net Cash
         Provided by Operating Activities:
              Depreciation                                                8,147
              Amortization                                                  772
              (Increase) Decrease in Current Assets
                  Accounts Receivable                                    34,972
                  Prepaid Expenses                                       (1,120)
              Increase (Decrease) in Current Liabilities
                  Accrued Expenses                                          645
                  Accrued Interest                                         (360)
                  Accrued and Withheld Taxes                              8,277
                  Accrued Payroll                                         1,250
                                                                       --------

     Net Cash Provided by Operating Activities                                               69,775

Cash Flows (Used) from Investment Activities
         Purchase of Furniture and Equipment                                                 (6,873)

Distributions                                                                               (30,000)
                                                                                        -----------
              Net Increase in Cash                                                           32,902

Cash and Cash Equivalents - Beginning of Year                                                19,303
                                                                                        -----------

Cash and Cash Equivalents - End of Period                                               $   52,205
                                                                                        -----------
                                                                                        -----------



Supplemental Disclosure:
     Cash Paid During the Year for:
         Interest                               1,440
         Taxes                                116,328


UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements give effect to the acquisition of Texcel, Inc. and Texcel Technical Services, Inc. (collectively referred to herein as "Texcel") by Diversified Corporate Resources, Inc. ("DCRI") pursuant to an Asset Purchase Agreement, dated October 7, 1998, that was completed on October 8, 1998, effective September 30, 1998. This pro forma information has been prepared utilizing the historical financial statements of DCRI and Texcel. This information should be read in conjunction with the historical financial statements and notes thereto of DCRI which are incorporated by reference to DCRI's Form 10-K and the historical financial statements of Texcel which are incorporated within this Form 8-K. The pro forma financial data are provided for comparative purposes only and do not purport to be indicative of the results which actually would have been obtained if the acquisition had been effected on the dates indicated, or of the results which may be obtained in the future.

The pro forma financial information is based on the purchase method of accounting for the acquisition. The pro forma adjustments are described in the accompanying Notes to Unaudited Pro Forma Combined Balance Sheet and Notes to Unaudited Pro Forma Combined Statements of Income. The Unaudited Pro Forma combined statement of income for the year ended December 31, 1997 assumes that the acquisition of Texcel had occurred on January 1, 1997 (combining the results for the year ended December 31, 1997 for DCRI, and the year ended December 31, 1997 for Texcel). The Unaudited Pro Forma Combined Statements of Income for the nine months ended September 30, 1998 assumes that the acquisition of Texcel had occurred on January 1, 1998 (combining the results for the nine months ended September 30, 1998 for DCRI, and the nine months ended September 30, 1998 for Texcel.) The unaudited Pro Forma Combined Balance Sheet at September 30, 1998 assumes that the acquisition of Texcel had occurred on September 30, 1998.

Acquisition

The consideration paid to the former shareholders of Texcel consisted of $1.8 million in cash and up to $2.64 million of contingent consideration payable over three years based upon Texcel achieving certain base levels of operating income for each of the three twelve month periods following the purchase and 100,000 shares of DCRI common stock.

Assumptions

Purchase Price Allocation

Although neither DCRI nor Texcel has complete information at this time as to the fair value of Texcel's individual assets and liabilities, an estimate of the eventual allocation of the purchase price was made on the basis of available information. The final allocation of the purchase price will be made on the basis of appraisals and valuations, which give effect to various factors including the nature and intended future use of assets. It is not anticipated that any change in the allocation price will be material from the pro forma adjustments.

For the purpose of pro forma presentations, the excess purchase price over the fair value of the net assets acquired is being amortized over an estimated life of twenty (20) years.

                                       Diversified Corporate Resources, Inc
                                    Unaudited Pro Forma Combined Balance Sheet
                                                September 30, 1998



                                                                HISTORICAL                                            PRO FORMA
                                              -----------------------------------------------  -------------------------------------
                                                   DCRI           TEXCEL       TEXCEL TECH        ADJUSTMENTS
                                                HISTORICAL      HISTORICAL      HISTORICAL            AND                PROFORMA
                                                  9/30/98         9/30/98         9/30/98         ELIMINATION            COMBINED
                                             --------------- -------------- ----------------  -----------------      --------------
 ASSETS
      Current Assets
          Cash & cash equivalents             $  5,771,648    $   393,411           52,205        (1,800,000) A         4,217,264
                                                                                                    (200,000) B
          Trade accts receivable                 6,341,040        967,769          239,301                              7,548,110
          Notes receivable-related
            party                                   31,188                                                                 31,188
          Prepaid expenses and other
           current assets                          279,228         15,743            1,120                                296,091
          Federal income taxes
            receivable                             254,477                                                                254,477
          Deferred income taxes                    260,101                                                                260,101
                                              -------------   ------------   --------------    ---------------        ------------
              Total Current Assets              12,937,682      1,376,923          292,626        (2,000,000)          12,607,231

      Property and Equip. Net                                                                                  A
                                                 2,739,824        250,939           20,202            271,141           3,282,106

      Other Assets
          Notes receivable-related
            party                                    2,953                                                                  2,953
          Deferred income taxes                    264,913                                                                264,913
          Intangible Assets                        136,803                           6,411          2,567,177  A        2,910,391
                                                                                                      200,000  B
          Other                                    396,979         15,906            1,650                                414,535
                                              -------------   ------------   --------------    ---------------        ------------
                                              $ 16,479,154    $ 1,643,768     $    320,889      $   1,038,318         $19,482,129
                                              -------------   ------------   --------------    ---------------        ------------
                                              -------------   ------------   --------------    ---------------        ------------

 LIABILITIES AND STOCKHOLDERS EQUITY
      Current Liabilities
          Trade accounts payable and
            accrued expenses                  3,338,252      $   617,763     $      61,271                            $  4,017,286

          Payable to Affiliates                                    1,859                               1,859
          Current maturities of
            long-term debt                       14,294           43,000                                                  57,294
          Current maturities of
           capital lease
         obligations                             44,985          1,487                                                  46,472
                                            --------------- -------------- ----------------  -----------------      --------------
              Total Current Liabilities
                                                 3,397,531        662,250           63,130                              4,122,911

      Deferred Lease Rents
                                                    68,208                                                                 68,208

      Long-Term Debt
                                                   119,795         42,602                                                 162,397

      Loans Payable - Officers                                                                                 A
                                                                                    18,000           (18,000)                   -

      Net Deferred Obligations                                                                                 A
                                                                                                    1,752,360           1,752,360

      Commitments and Contingincies
                                                    36,149          1,383                                                  37,532

      Stockholders Equity                                                                                      A
                                                12,857,471        937,533          239,759          (696,042)          13,338,721
                                            --------------- -------------- ----------------  -----------------      --------------
                                            --------------- -------------- ----------------  -----------------      --------------

      Total                                 $   16,479,154     $ 1,643,768         320,889   $      1,038,318       $  19,482,129
                                            --------------- -------------- ----------------  -----------------      --------------
                                            --------------- -------------- ----------------  -----------------      --------------


NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET

A    To record initial cash and share consideration

B    To reflect estimated acquisition costs

                                       Diversified Corporate Resources, Inc
                                    Unaudited Pro Forma Combined Balance Sheet
                                            Year ended December 31, 1997


                                                           HISTORICAL                                            PRO FORMA
                                         -----------------------------------------------  ----------------------------------------
                                              DCRI           TEXCEL        TEXCEL TECH       ADJUSTMENTS
                                           HISTORICAL      HISTORICAL      HISTORICAL            AND                 PROFORMA
                                            12/31/97        12/31/97        12/31/97        ELIMINATION              COMBINED
                                         ---------------  -------------  ---------------  -----------------      -----------------
 Net Service Revenues
       Permanent Placement                $  17,592,923    $  5,016,100                                               $ 22,609,023
       Speciality Placement                   7,609,008                       2,162,594                                  9,771,602
       Contract Placement
                                              8,609,603                                                                 8,609,603
                                         ---------------  -------------  ---------------  -----------------      -----------------
           Total Revenues
                                             33,811,534      5,016,100        2,162,594                                40,990,228

 Cost of Services
                                             23,678,331      3,484,045        1,571,978                                28,734,354
                                         ---------------  -------------  ---------------  -----------------      -----------------
 Gross Margin
                                             10,133,203      1,532,055          590,616                                12,255,874

 Selling, General and Administrative
     Expenses                                                                                            $ A
                                            (7,628,234)      (964,144)        (407,923)          (169,017)            (9,197,617)
                                                                                                           B
                                                                                                  (28,299)
 Other Income (Expenses)
       Income (Loss) from joint venture
      operations                               (21,072)                                                                  (21,072)
       Interest income (expense), net                                                                      C
                                               (35,468)        (8,316)          (7,550)          (285,595)              (336,929)
       Other, net
                                                 31,729         16,973              251                                    48,953
                                         ---------------  -------------  ---------------  -----------------      -----------------

                                               (24,811)          8,657          (7,299)          (285,595)              (309,048)
                                         ---------------  -------------  ---------------  -----------------      -----------------
 Income Before Income Taxes and
       Extraordinary Item
                                              2,480,158        576,568          175,394          (482,911)              2,749,209

 Income Taxes                                                                                              D
                                                123,195                                          (107,620)                 15,575
                                         ---------------  -------------  ---------------  -----------------      -----------------
       Income Before Extraordinary Item
                                              2,603,353        576,568          175,394          (590,531)              2,764,784

 Extraordinary Item
                                                 56,627                                                                    56,627
                                         ---------------  -------------  ---------------  -----------------      -----------------
                                         ---------------  -------------  ---------------  -----------------      -----------------
           NET INCOME                    $     2,659,980  $     576,568  $       175,394  $       (590,531)      $       2,821,411
                                         ---------------  -------------  ---------------  -----------------      -----------------
                                         ---------------  -------------  ---------------  -----------------      -----------------

 Basic Earnings Per Share
       Income Before Extraordinary Item
                                                      $                                                                         $
                                                   1.33                                                                      1.35
       Extraordinary Item
                                                   0.03                                                                      0.03
                                         ---------------                                                        -----------------
                                         ---------------                                                        -----------------
           Total
                                                      $                                                                         $
                                                   1.36                                                                      1.38
                                         ---------------                                                        -----------------
                                         ---------------                                                        -----------------=

 Weighted Average Common Shares
    Outstanding
                                              1,951,117                                                                 2,051,117
                                         ---------------                                                        -----------------
                                         ---------------                                                        -----------------

 Diluted Earnings Per Share
       Income Before Extraordinary Item
                                                      $                                                                         $
                                                   1.26                                                                      1.27
       Extraordinary Item
                                                   0.03                                                                      0.03
                                         ---------------                                                        -----------------
                                         ---------------                                                        -----------------
           Total
                                                      $                                                                         $
                                                   1.28                                                                      1.30
                                         ---------------                                                        -----------------
                                         ---------------                                                        -----------------

 Weighted Average Common  and Common
       Equivalent Shares Outstanding
                                              2,071,223                                                                 2,171,223
                                         ---------------                                                        -----------------
                                         ---------------                                                        -----------------


NOTES TO UNAUDITED PRO FORMA COMBINED INCOME
STATEMENT

A     To record amortization - intangibles

B     To adjust depreciation

C     To record interest effects of transaction

D To record tax effect of Texcel operations (estimated at 40% of income before taxes and extraordinary items)

                                       Diversified Corporate Resources, Inc
                                   Unaudited Pro Forma Combined Income Statement
                                       Nine Months Ended September 30, 1998

                                                            HISTORICAL                                          PRO FORMA
                                        ---------------------------------------------------  -------------------------------------
                                             DCRI             TEXCEL         TEXCEL TECH       ADJUSTMENTS
                                          HISTORICAL        HISTORICAL        HISTORICAL           AND             PROFORMA
                                           9/30/98           9/30/98           9/30/98         ELIMINATION        COMBINED
                                        ---------------  ----------------- ----------------  ----------------   ------------------
 Net Service Revenues
       Permanent Placement                $ 15,948,437        $                                                       $
                                                                4,459,998                                              20,408,435
       Speciality Placement                                                              $
                                             4,723,381                           1,379,564                              6,102,945
       Contract Placement
                                             9,096,234                                                                  9,096,234
       Training
                                               453,003                                                                    453,003
                                        ---------------  ----------------- ----------------  ----------------   ------------------
           Total Revenues
                                            30,221,055          4,459,998        1,379,564                             36,060,617

 Cost of Services
                                            21,124,298          3,054,115        1,022,383                             25,200,796

                                        ---------------  ----------------- ----------------  ----------------   ------------------
 Gross Margin
                                             9,096,757          1,405,883          357,181                             10,859,821

 Selling, General and Administrative
       Expenses                                                                                            $ A
                                           (7,416,551)          (913,791)        (340,105)         (114,191)          (8,738,031)
                                                                                                             B
                                                                                                      46,607
 Other Income (Expenses)
       Income (Loss) from
       joint venture operations                (26,209)                                                                   (26,209)
       Interest income (expense), net                                                                        C
                                               276,489            (7,081)          (1,080)         (179,964)               88,364
       Other, net
                                                 9,019             14,991            1,196                                 25,206
                                        ---------------  ----------------- ----------------  ----------------   ------------------

                                               259,299              7,910              116         (179,964)               87,361
                                        ---------------  ----------------- ----------------  ----------------   ------------------
 Income Before Income Taxes and
       Extraordinary Item
                                             1,939,505            500,002           17,192         (247,548)            2,209,151

 Income Taxes                                                                                                D
                                             (698,050)                                             (107,859)            (805,909)

                                        ---------------  ----------------- ----------------  ----------------   ------------------
       Income Before Extraordinary Item
                                             1,241,455            500,002           17,192         (355,407)            1,403,242

 Extraordinary Item
                                                                                                                                -

                                        ===============  ================= ================  ================   ==================
           NET INCOME                                $                  $                $                 $                    $
                                             1,241,455            500,002           17,192         (355,407)            1,403,242
                                        ===============  ================= ================  ================   ==================

 Basic Earnings Per Share
       Income Before Extraordinary Item
                                                     $                                                                          $
                                                  0.45                                                                       0.49
       Extraordinary Item
                                                     -                                                                          -
                                        ===============                                                         ==================
           Total
                                                     $                                                                          $
                                                  0.45                                                                       0.49
                                        ===============                                                         ==================

 Weighted Average Common Shares
       Outstanding
                                             2,765,611                                                                  2,865,611
                                        ===============                                                         ==================

 Diluted Earnings Per Share
       Income Before Extraordinary Item
                                                     $                                                                          $
                                                  0.43                                                                       0.47
       Extraordinary Item
                                                     -                                                                          -
                                        ===============                                                         ==================
           Total
                                                     $                                                                          $
                                                  0.43                                                                       0.47
                                        ===============                                                         ==================

 Weighted Average Common  and Common
       Equivalent Shares Outstanding
                                             2,887,268                                                                  2,987,268
                                        ===============                                                         ==================


NOTES TO UNAUDITED PRO FORMA COMBINED INCOME
STATEMENT

A     To record amortization - intangibles

B     To adjust depreciation

C     To record interest effects of transaction

D To record tax effect of Texcel operations (estimated at 40% of income before taxes and extraordinary items)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    December 22, 1998
Diversified Corporate Resources, Inc.
By:      /s/  Douglas G. Furra



Douglas G. Furra
Chief Financial Officer

Exhibit 1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As an independent public accountants, we hereby consent to the incorporation by reference in the Diversified Corporate Resources, Inc. Registration Statements on Form S-8 (File No.'s 333-27867 and 333-56671) of our report dated December 4, 1998 with respect to the financial statements of Texcel, Inc. and Texcel Technical Services, Inc. included in the Diversified Corporate Resources, Inc. Current Report on Form 8-K/A dated December 22, 1998 filed with the Securities and Exchange Commission.

/s/ Dreslin and Company, Inc.



December 22, 1998
East Norriton, PA